Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”), made as of July 30, 2014, is by and among EveryWare Global, Inc., a Delaware corporation (the “Company”), Monomoy Capital Partners, L.P., MCP Supplemental Fund, L.P., Monomoy Executive Co-Investment Fund., L.P., Monomoy Capital Partners II, L.P. and MCP Supplemental Fund II, L.P. (collectively, the “MCP Funds”), and Clinton Magnolia Master Fund, Ltd. and Clinton Spotlight Master Fund, L.P. (collectively, the “Clinton Funds”).

WHEREAS, the parties hereto are parties to that certain Amended and Restated Registration Rights Agreement, dated as of May 21, 2013 (the “Registration Rights Agreement”), pursuant to which the Company, agreed to provide certain registrations rights to certain Holders of the Company’s common stock, including the MCP Funds and the Clinton Funds.

WHEREAS, capitalized terms used herein, but not otherwise defined, shall have the respective meanings given to such terms in the Registration Rights Agreement.

WHEREAS, the Company has entered into a Securities Purchase Agreement, dated as of July 30, 2014, with the MCP Funds, pursuant to which the MCP Funds have agreed to, among other things, purchase warrants (the “MCP Warrants”) to acquire the Company’s common stock, par value $0.0001 per shares (the “Common Stock”).

WHEREAS, the parties hereto seek to amend the Registration Rights Agreement to, among other things, include the Common Stock for which the MCP Warrants are exercisable as Registrable Securities (as defined below) under the Registration Rights Agreement.

WHEREAS, Section 13.6 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended with the prior written consent of the Company and the Holders of a majority of the Registrable Securities; provided that no such amendment that would materially and adversely affect a Holder or group of Holders of Registrable Securities in a manner materially different than any other Holder or group of Holders of Registrable Securities shall be effective against such Holder or group of Holders of Registrable Securities without the consent of the Holders of a majority of the Registrable Securities that are held by the group of Holders that is materially and adversely affected thereby.

WHEREAS, as of the date hereof, the MCP Funds (the “Majority Holders”) collectively hold a majority of the Registrable Securities, and the Clinton Funds (the “Non-MCP Majority Holders”) collectively hold a majority of the Registrable Securities that are held by the group of Holders that does not include the MCP Funds.

WHEREAS, the MCP Funds, as Majority Holders, and the Clinton Funds, as the Non-MCP Majority Holders, have agreed to the amendments to the Registration Rights Agreement set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment of the Registration Rights Agreement.

(a) The definition of “Registrable Securities” contained in Section 1 of the Registration Rights Agreement is hereby deleted and replaced in its entirety as follows:

“Registrable Securities” means (i) the shares of Common Stock, and the shares of Common Stock issuable upon exercise of the Company’s warrants to purchase Common Stock, each as purchased by ROIC Acquisition Holdings LP and Thomas J. Baldwin in private placement transactions prior to or concurrently with the Company’s initial public offering, (ii) the shares of Common Stock to be issued pursuant to the Merger Agreement, (iii) any shares of Common Stock issued or issuable upon the exercise of any equity security of the Company that is issuable upon conversion of any working capital loans in an amount up to $500,000 made to the Company by any Holder, (iv) the 1,650,000 shares of Common Stock agreed to be purchased by Clinton Spotlight Master Fund, L.P. and Clinton Magnolia Master Fund, Ltd. from the Company and from certain stockholders of the Company on May 20, 2013, (v) the shares of Common Stock issuable upon exercise of any of the Company’s warrants to purchase Common Stock purchased by the MCP Funds in private placement transactions on July 30, 2014 pursuant to the Securities Purchase Agreement dated as of July 30, 2014 among the Company and the MCP Funds, and (vi) all shares of Common Stock issued to any Holder with respect to the securities referred to in clauses (i), (ii), (iii), (iv) and (v) above by way of any stock split, stock dividend, recapitalization, combination of shares, acquisition, consolidation, reorganization, share exchange, share reconstruction, amalgamation, contractual control arrangement or similar event; provided, however, that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for such securities or uncertificated shares not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; provided, that any Registrable Securities held by any Holder that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 (as confirmed by an opinion of the Company’s counsel) shall cease to be Registrable Securities.

(b) Section 2.9 of the Registration Rights Agreement is hereby deleted and replaced in its entirety with the following:

Other Registration Rights. Except as provided in this Agreement and except for registrations of the resale of shares of Common Stock issued upon exercise of warrants (the “Lender Warrants”) issued by the Company to certain of its lenders under its term loan pursuant to the Warrant Agreement (the “Lender Warrant Agreement”), dated as of July 30, 2014, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, the Company shall not grant to any persons the right to request the Company or any subsidiary to register any capital stock of the Company or any subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Holders of a majority of the Registrable Securities.

(c) Section 3.1 of the Registration Rights Agreement is hereby deleted and replaced in its entirety with the following:

Right to Piggyback. If the Company proposes to register any of its shares of Common Stock (other than (i) in connection with a Demand Registration (which are covered by Section 2), (ii) registrations on Form S-4 or S-8 promulgated by the SEC and any successor or similar forms, (iii) registration of the issuance of shares of Common Stock upon exercise of the warrants (the “Public Warrants”) issued by the Company pursuant to that certain Warrant Agreement, dated as of February 22, 2012, as amended, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, and (iv) registrations of the resale of shares of Common Stock issued upon exercise of the Lender Warrants pursuant to the Lender Warrant Agreement), and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to the Holders of Registrable Securities (in any event within three Business Days after the filing of the registration statement relating to the Piggyback Registration), and subject to the terms of Section 3.2 and Section 3.3, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwritten offering) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after delivery of the Company’s notice.

(d) Section 13.12 of the Registration Rights Agreement is hereby deleted and replaced in its entirety with the following:

Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, a holder of Lender Warrants and a holder of Public Warrants, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any registration filed by the Company for the sale of securities for its own account or for the account of any other person. This Agreement supersedes any other registration rights agreement or similar agreement with any Holder, including, without limitation, the Prior Agreement, and the Prior Agreement is hereby terminated. After July 30, 2014, the Company shall not enter into any agreement with any Holder or prospective Holder of any securities of the Company that would grant such Holder registration rights on a parity with or senior to those granted to the Holders hereunder.

2.	Miscellaneous Provisions.

(a) Continued Validity of Registration Rights Agreement. Except as provided in this Amendment, the Registration Rights Agreement shall remain in full force and effect.

(b) Counterparts. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

(c) Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:

EVERYWARE GLOBAL, INC.

By:	/s/ Sam A. Solomon

Name:	Sam A. Solomon
Title:	Chief Executive Officer

[Signature Page to Amendment to Registration Rights Agreement]

MAJORITY HOLDERS:

MONOMOY CAPITAL PARTNERS, L.P.

By: Monomoy General Partner, L.P.
Its: General Partner

By: Monomoy Ultimate GP, LLC
Its: General Partner

By:	/s/ Justin Hillenbrand

Name:	Justin Hillenbrand
Its:	Partner

MCP SUPPLEMENTAL FUND, L.P.

By: Monomoy General Partner, L.P.
Its: General Partner

By: Monomoy Ultimate GP, LLC
Its: General Partner

By:	/s/ Justin Hillenbrand

Name:	Justin Hillenbrand
Its:	Partner

[Signature Page to Amendment to Registration Rights Agreement]

MONOMOY EXECUTIVE CO- INVESTMENT FUND, L.P.

By: Monomoy General Partner, L.P.
Its: General Partner

By: Monomoy Ultimate GP, LLC
Its: General Partner

By:	/s/ Justin Hillenbrand

Name:	Justin Hillenbrand
Its:	Partner

MONOMOY CAPITAL PARTNERS II, L.P.

By: Monomoy General Partner II, L.P.
Its: General Partner

By: Monomoy Ultimate GP, LLC
Its: General Partner

By:	/s/ Justin Hillenbrand

Name:	Justin Hillenbrand
Its:	Partner

MCP SUPPLEMENTAL FUND II, L.P.

By: Monomoy General Partner II, L.P.
Its: General Partner

By: Monomoy Ultimate GP, LLC
Its: General Partner

By:	/s/ Justin Hillenbrand

Name:	Justin Hillenbrand
Its:	Partner

[Signature Page to Amendment to Registration Rights Agreement]

NON-MCP MAJORITY HOLDERS:

CLINTON MAGNOLIA MASTER FUND, LTD.

By: Clinton Group, Inc., its investment manager

By:	/s/ Joseph A. De Perio

Name:	Joseph A. De Perio
Title:	Senior Portfolio Manager

CLINTON SPOTLIGHT MASTER FUND, L.P.

By: Clinton Group, Inc., its investment manager

By:	/s/ Joseph A. De Perio

Name:	Joseph A. De Perio
Title:	Senior Portfolio Manager

[Signature Page to Amendment to Registration Rights Agreement]